Positioned for growth Annual Meeting November 27, 2017

Positioned for growth 2 Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include expected cost savings, synergies and other financial benefits from acquisitions might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust’s latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission- which are available on our website at www.hometrustbanking.com and on the SEC’s website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or our SEC filings are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2018 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance.

Positioned for growth HomeTrust Bancshares, Inc. Overview Headquarters: Asheville, NC Exchange/Ticker: NASDAQ: HTBI Founded: 1926 Number of Employees: 489 Locations: 43 (NC, SC, VA, TN) Stock Price: $26.30 Total Assets: $3.2 billion Price to TBV: 133% Total Loans: $2.4 billion Market Cap: $500 million Total Deposits: $2.1 billion Average Daily Volume: 34,040 Outstanding Shares: 18,962,075 Shares Repurchased (since Feb 19, 2013) 5,351,065 or approx. 26% 3 Financial data as of September 30, 2017 Market data as of November 22, 2017

Positioned for growth Phase I: Created a Foundation For Growth  Lines of Business – Infrastructure and Talent  New markets for growth Phase II: Executing Our Strategic Plan with a Sense of Urgency  Sound and Profitable Organic Growth  Loans  Deposits  Lower our efficiency ratio  Noninterest income growth  Expense management  Streamlining current processes  Repurchase shares opportunistically  Highly accretive in-market acquisitions Phase III: Consistently improving performance Transitioning to a High Performing Community Bank 4

Positioned for growth 5 Strong Footprint for Growth

Positioned for growth 6 Population Growth Through Addition of New Metro Markets 890,851 890,851 890,851 890,851 890,851 2,222,774 2,222,774 2,222,774 2,512,274 2,512,274 3,113,625 5,625,899 6,349,700 - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 2012 2013 2014 2015 2017 613% Increase in Market Population New Market: - Greensboro/High Point MSA (723,801) 723,801 Original NC Markets: - Asheville, NC/MSA (442,531) - 5 Other non-metro markets (448,320) New Markets: - Greenville, SC/MSA (855,961) - Knoxville, TN/MSA (855,322) - Tri-Cities, TN/MSA (511,491) New Markets: - Charlotte, NC/Mecklenburg County (990,104) - Roanoke, VA/MSA (313,033) - Raleigh, NC/Wake County (978,065) - 3 Other non-metro markets (231,072) Source: U.S. Bureau of Labor Statistics; population amounts as of the date of each acquisition

Positioned for growth 7 Commercial Production by Market 22,571 38,151 56,969 53,551 69,902 62,413 12,264 141,336 255,636 461,851 5 5 8 15 19 30 - 5 10 15 20 25 30 2012 2013 2014 2015 2016 2017 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 Legacy New markets CRM/Lenders 88% 12% 69,538 Production by market above excludes municipal leases. Dollars in thousands 194,887 524,264 325,538 Legacy/New Markets

Positioned for growth 8 Loan Portfolio Composition $ 6 2 1 $ 6 0 2 $ 6 6 0 $ 6 5 0 $ 6 2 4 $ 6 8 4 $200 $182 $223 $336 $459 $518 $411 $383 $615 $700 $750 $1,1 5 0 $- $500 $1,000 $1,500 $2,000 $2,500 2012 2013 2014 2015 2016 2017 Lo an B ala n ce Fiscal Year 1-4 Family HELOCs & Other Consumer Commercial 5-Year CAGR of 13.81% 29% 22% 31.0% 8% 10% Loans: 6/30/17 1-4 Family ($684MM) HELOCs & Other Consumer ($518MM) Commercial RE ($730MM) Commercial Construction ($198MM) Other Commercial ($222MM) Commercial 48% Dollars in millions 51% 16% 19% 3% 11% Loans: 6/30/12 1-4 Family ($621MM) HELOCs & Other Consumer ($200MM) Commercial RE ($239MM) Commercial Construction ($42MM) Other Commercial ($130MM) Commercial 33% Increased commercial loan portfolio by $739 million or 180% since 2012

Positioned for growth 10/26/2017 9 Total Deposits 51% 47% 40% 31% 25% 49% 53% 60% 69% 75% 77% $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 2012* 2013 2014 2015 2016 2017 Time Deposits Core Deposits (checking, savings, money market) $1,803 $1,155 $1,239 $1,583 $1,872 Fiscal Year Ended $2,048 Dollars in millions *Excludes $264.2 million in stock conversion escrow account 23%

Positioned for growth 10/26/2017 10 Checking Accounts $231 $256 $419 $591 $629 $780 $0 $100 $200 $300 $400 $500 $600 $700 $800 2012 2013 2014 2015 2016 2017 Dollars in millions Fiscal Year Ended

Positioned for growth 11 Growing Noninterest Income  New SBA Line of Business  Gain from loan sales  Third party servicer to keep overhead low  Mortgage Banking  Expanded into 5 of our new metro markets  Added 10 new mortgage loan officers in the last 12 months  Increasing rates to enhance gain on loan sales  Moving to a “mortgage banking” model and process and away from the “traditional thrift” model  Treasury Management  Focus on increasing fees and appropriate pricing  Additional debit card revenue from purchase card program  Increased fees from new merchant services program  Increased discipline and monitoring of fee waivers and refunds – reduced 64% in fiscal 2017

Positioned for growth 12 Creating Efficiencies/Expense Management  Consolidated 10 branch offices  Closed 6 overlapping rural offices  Consolidated 4 offices related to acquisitions  Branch optimization staffing study reduced expense $375,000 annually  Changed health care insurance providers to avoid $700,000 increase  Reduced REO-related expense by $385,000, or 21% in fiscal 2017  Achieved 50% cost savings in TriSummit acquisition

Positioned for growth 13 5-Year Growth Since Conversion Conversion Qtr Ended 09/30/2012 09/30/2017 $ % Total Assets $1,603 $3,250 $1,647 103% Total Loan Portfolio $1,203 $2,395 $1,192 99% Total Deposit Portfolio $1,160 $2,100 $940 81% Checking Accounts 239 769 530 222% Money Market/Savings 337 873 536 159% Total Core Deposits 576 1,642 1,066 185% Time Deposits 584 458 (126) -22% Locations 20 43 23 115% 5-Year Change

Positioned for growth 14 Improving Earnings Performance $9,746 $8,256 $11,784 $12,228 $17,111 $5,595 $22,380 $0.49 $0.44 $0.61 $0.70 $0.94 $1.20 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 (annualized) Net Income - Annualized Net Income - Adjusted Diluted EPS - Adjusted Dollars in thousands See Non-GAAP Disclosure Appendix

Positioned for growth 100.0 120.0 140.0 160.0 180.0 200.0 220.0 240.0 07/11/12 06/30/13 06/30/14 06/30/15 06/30/2016 06/30/2017 09/30/2017 Total Return Performance HomeTrust Bancshares, Inc. NASDAQ Bank NASDAQ Composite Total Shareholder Return 15

Positioned for growth 16 Fiscal Year Ended June 30, 2017 Highlights A. As Reported 06/30/2017 06/30/2016 Amount Percent Net income 11,847$ 11,456$ 391$ 3% EPS - diluted 0.65$ 0.65$ -$ 0% ROA 0.40% 0.42% (0.02%) -5% Net interest margin (tax equivalent) 3.49% 3.37% 0.12% 3.56% Noninterest income 15,440$ 13,503$ 1,937$ 14% B. Core Earnings (1) Net income 17,111$ 12,228$ 4,883$ 40% EPS - diluted 0.94$ 0.70$ 0.24$ 34% ROA 0.58% 0.45% 0.13% 29% C. Organic Loan Growth $ Growth 242,501$ 74,757$ 167,744$ 224% % Growth 14.40% 4.43% 9.97% 225% Loan originations: Commercial portfolio 541,515$ 336,655$ 204,860$ 61% Retail portfolio 305,395 266,512 38,883 15% 1-4 family originated for sale 134,258 91,963 42,295 46% Total loan originations 981,168$ 695,130$ 286,038 41% Year Ended Change (Dollars in thousands, except per share amounts) Source: Company documents previously filed with the SEC (1) See Non-GAAP Disclosure Appendix.

Positioned for growth 17 Quarter Ended September 30, 2017 Highlights (Dollars in thousands, except per share amounts) A. As Reported 09/30/2017 09/30/2016 Amount Percent Net income 5,567$ 3,824$ 1,743$ 46% EPS - diluted 0.30$ 0.22$ 0.08$ 36% ROA 0.70% 0.55% 0.15% 27% Net interest margin (tax equivalent) 3.44% 3.44% 0.00% 0% Noninterest income 4,577$ 4,241$ 336$ 8% B. Core Earnings (1) Net income 5,595$ 4,294$ 1,301$ 30% EPS - diluted 0.30$ 0.25$ 0.05$ 20% ROA 0.70% 0.62% 0.08% 13% C. Organic Loan Growth $ Growth 43,175$ 24,020$ 19,155$ 80% % Growth (annualized) 7.90% 5.70% 2.20% 39% Loan originations: Commercial portfolio 164,054$ 76,971$ 87,083$ 113% Retail portfolio 80,439 74,602 5,837 8% 1-4 family originated for sale 32,424 38,908 (6,484) (17%) Total loan originations 276,917$ 190,481$ 86,436$ 45% Quarter Ended Change (1) See Non-GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC

Positioned for growth 18 Market Price and Price to Tangible Book $16.96 $15.77 $16.76 $18.50 $24.40 $25.65 96.1% 89.2% 92.8% 97.1% 126.0% 129.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 06/30/2013 06/30/2014 06/30/2015 06/30/2016 06/30/2017 09/30/2017 Market Price per Share Price to Tangible Book

Positioned for growth Transitioning to a High Performing Community Bank 19 Phase I: Created a Foundation For Growth Phase II: Executing Our Strategic Plan with a Sense of Urgency Transitioning to a High Performing Community Bank  Consistently improving performance  Creating value for shareholders

Positioned for growth Looking Ahead The cumulative impact of our team’s work over the past five years has positioned HomeTrust to make fiscal 2018 an inflection point for our financial performance and stockholder returns. 20

Positioned for growth Questions and Comments  In accordance with the Rules of Conduct, each shareholder or proxyholder has an opportunity to ask questions or make comments.  After you are recognized, proceed to the microphone. Please identify yourself by stating your name and whether you are a stockholder or hold the proxy for a shareholder.  In order to provide all shareholders an opportunity to speak, questions and/or comments should be limited to two minutes per shareholder.  Please direct all questions and comments to the Chairman, President and Chief Executive Officer. 21

Positioned for growth Thank You Shareholders and HomeTrust Team!

Positioned for growth Non-GAAP Disclosure Appendix 23

Positioned for growth In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains certain non-GAAP financial measures, which include: tangible book value per share, net income excluding merger-related expenses, nonrecurring state tax expense, gain from the sale of premises and equipment, and impairment charges for branch consolidation; and return on assets ("ROA") and earnings per share ("EPS") excluding merger expenses, nonrecurring state tax expense, gain from the sale of premises and equipment, and impairment charges for branch consolidation. The Company believes these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors. Management elected to obtain additional FHLB borrowings beginning in November 2014 as part of a plan to increase net interest income. The Company believes that showing the effects of the additional borrowings on net interest income and net interest margins is useful to both management and investors as these measures are commonly used to measure financial institutions performance and performance against peers. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital and earnings ability over time and in comparison to its competitors. These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for total stockholders' equity or operating results determined in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. 24 Non-GAAP Disclosure Reconciliation

Positioned for growth 25 Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of tangible book value, tangible book value per share, and share price to tangible book:

Positioned for growth 26 Non-GAAP Disclosure Reconciliation Set forth to the right is a reconciliation to GAAP net income, ROA, and EPS as adjusted to exclude merger-related expenses, nonrecurring state tax expense, gain on sale of premises and equipment, and impairment charge for branch consolidation:

Positioned for growth 27 Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP net income and EPS as adjusted to exclude merger-related expenses, nonrecurring state tax expense, gain on sale of premises and equipment, loan loss provision (recovery), and impairment charge for branch consolidation: